                                                                  Exhibit 10.196

                                CANANWILL, INC.
          1000 MILWAUKEE AVENUE, GLENVIEW, IL 60025 - (800) 523-0719 COMMERCIAL INSURANCE PREMIUM FINANCE AND SECURITY AGREEMENT

                                                            Contract Number
                                                            ---------------

                                   Agent Number             Quote Number
                                   ------------             ------------
NC LIC. #B-116,SC LIC. #99         A2265                    JAN082202001A-1
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

Name and Address of Insured (Exactly as Shown on Policy) ("Insured")       Name and Address of Insured's Agent ("Agent")
--------------------------------------------------------------------       ---------------------------------------------

MEADOW VALLEY CONTRACTORS &                                                AON RISK SVCS OF IRVINE.
ALL INSURDS COVERD BY THE POLS                                             1901 MAIN STREET STE 300
LISTED BELOW                                                               IRVINE CA 92614
4411 S. 40TH STREET STE D-11
PHOENIX AZ 85082-0726

Telephone Number: (602) 437-5400                                           Telephone Number: (949) 608-6300
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

Policyholder Designation  (Check One):            Type of Agreement (Check One:)
                          ( ) Proprietorship      ( ) New                            Indicate contract number of
( ) Partnership           (X) Corporation         (X) Additional Premium             current policy being financed. 0303732894
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
                 SCHEDULE OF POLICIES COVERED BY THIS AGREEMENT

FOR       POLICY NUMBER           FULL NAME OF INSURANCE COMPANY AND       TYPE OF        TERM         POLICY          POLICY
COMPANY                           ADDRESS OF BRANCH REPORTING OFFICE AND   INSUR-         IN           EFFECTIVE       PREMIUM
USE ONLY  Prefix    Number        FULL NAME AND ADDRESS OF GENERAL AGENT   ANCE           MONTHS       DATE
                                                                                                       Mo. Day Year
01282                             COMBINED SPECIALTY INSURANCE             GL             12           9  01  02          737,118.00
01282                             COMBINED SPECIALTY INSURANCE             WC             12           9  01  02          409,305.00
08957                             ROYAL INDEMNITY COMPANY                  UMB            12           9  01  02          310,000.00
B0203                             COONEY, RIKARD, & CURTAIN
          --------------------------------------------------------------------------------------------------------------------------
          NY: Charge under Section 2119 of New York Insurance Law for                     FLORIDA DOCUMENTARY
          obtaining and servicing these policies. If none, state "None", $_____                     STAMP TAX          $        0.00
          --------------------------------------------------------------------------------------------------------------------------
                                                                                          CASH PRICE
                                                                                          (Total Premiums)             $1,456,423.00
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

["CI Logo"]    DISCLOSURE STATEMENT - PAYMENT SCHEDULE
               Payment Plan: (X) Monthly  ( ) Quarterly  ( ) Annually
               Number of Payments      10                                                  First Payment Due  October 06, 2002
                                       --                                                                     ----------------
               Subsequent payments are due on the same day of each succeeding period.
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

CASH       (-) CASH      (=) AMOUNT          (+) FINANCE        (=)  TOTAL OF                      AMOUNT         ANNUAL
PRICE          DOWN          FINANCED            CHARGE              PAYMENTS                      OF             PERCENTAGE RATE
               PAYMENT       The amount of       The dollar amount   The amount you will have      EACH           The cost of your
                             credit provided     the credit will     paid when you have made       PAYMENT        credit as a
                             on your behalf.     cost you.           all scheduled payments.                      yearly rate.
------------   ----------    ---------------     -----------------   ------------------------      ---------      ----------------
1,456,423.00   218,463.45    1,237,959.55        27,111.15           1,265,070.70                  126,507.07     4.75%
------------------------------------------------------------------------------------------------------------------------------------

                 CANANWILL, INC. (HEREIN AFTER CALLED CANANWILL)
           1000 MILWAUKEE AVENUE, GLENVIEW, IL 60025 - (800) 523-0719

     Prepayment: The Insured may prepay in full at any time and receive a refund of the unearned finance charge, calculated according to the Rule of 78's (actuarial method in AR, AZ, CA, MA NJ, OR, PA, VT; short rate method in SC), and subject to a nonrefundable charge stated on page two. Minimum refund is $1.00.

     Security Interest: The insured assigns to Cananwill as security for payment of this agreement all sums payable to the Insured with reference to the policies listed above, including, among other things, any gross return premiums and any payment on account of loss which results in reduction of unearned premium in accordance with the term of said policies.

     Delinquency charge: The Insured agrees that upon default in payment of any installment five days or more (more than 5 days in IL, MS, OH) to pay a Delinquency Charge of 5% of the delinquent installment. In AK, CA, DE, MI, MN, ND, NM, NJ, OR, TN, TX, the Delinquency Charge is not due until installment is in default for ten days or more, more than 10 days in MA, 7 days in VA. Maximum delinquency charge is $5 in DE, MT, ND; $100 in MD; $500 in NM; 1-1/2% of the installment in NJ with a minimum of $25. In AK, OR: for delinquent payments of less than $250, the delinquency charge is the lesser of 5% of the payment or $5, otherwise the delinquency charge is 2% of the payment. KS: Delinquency charge is $5 plus 2% of the installment in default.

Cancellation Charge: The Insured agrees that if a default results in cancellation of the policy(ies) to pay a Cancellation Charge in the amount stated on page two. (Not applicable in KY, TX, NC)

     See the provisions on page two for additional information about nonpayment default, and any repayment in full before the scheduled date and any prepayment refunds or penalties.
--------------------------------------------------------------------------------

NOTICE   1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT, INCLUDING THE WRITING
TO       ON PAGE TWO, OR IF IT CONTAINS ANY BLANKS. 2. YOU ARE ENTITLED TO A
INSURED: COMPLETELY FILLED IN COPY OF THIS AGREEMENT AT THE TIME YOU SIGN IT. 3.
         YOU UNDERSTAND AND HAVE RECEIVED A COPY OF THIS AGREEMENT. KEEP IT TO PROTECT YOUR LEGAL RIGHTS. 4. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND UNDER CERTAIN CONDITIONS TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE. 5. SEE PAGE TWO FOR IMPORTANT INFORMATION.

All Insureds must sign as named in policies. If corporation, authorized officers must sign; if partnership, partner should sign as such; signatory acting in representative capacity represents that all Insureds have authorized this transaction and have authorized signatory to receive all notices hereunder. By signing below each Insured jointly and severally agrees to make all payments required by this Agreement and to be bound by all provisions of this Agreement, including those on page two. You are not required to enter into an insurance premium financing financing arrangement as a condition to the purchase of any insurance policy.


By   /s/ Kenneth D. Nelson, Vice President                      Date 9-9-02
     ------------------------------------                            ------
     KENNETH D. NELSON, VICE PRESIDENT
     ------------------------------------
           (Typed Name and Title)

AGENT'S REPRESENTATIONS AND WARRANTIES
The undersigned Agent has read the Insurance Agent's Representations and Warranties on page two and makes all such representations and warranties recited therein and agrees to be bound by the terms of this Agreement.

By                                                              Date
     ------------------------------------                            ------
            (Signature of Agent)

     ------------------------------------
           (Typed Name and Title)

THE INSURED (JOINTLY AND SEVERALLY IF MORE THAN ONE) AGREES AS FOLLOWS:

1. In consideration of the payment by Cananwill of the Amount Financed, Insured agrees to pay the Cash Down Payment to the insurance company(ies) listed in the Schedule of Policies, and to pay Cananwill the Total of Payments in accordance with the terms of this Agreement. Interest is computed on an annual basis of 12 months of 30 days each.

2. Insured assigns to Cananwill as security for the total amount payable hereunder all sums payable to the Insured under the listed Policies, including, among other things, any gross unearned premiums and any payment on account of loss which results in a reduction of unearned premium in accordance with the terms of said policies.

3. Insured hereby irrevocably appoints Cananwill as its Attorney-in-Fact upon the occurrence of an Event of Default (defined below) and, after proper notice has been mailed as required by law, grants to Cananwill authority to effect cancellation of policy(ies) listed in the Schedule of Policies ("Policies"), and to receive any unearned premium or other amounts with respect to the Policies assigned as security herein, and to sign any check or draft issued therefor in Insured's name and to direct the insurance companies to make said check or draft payable to Cananwill. Insured agrees that proof of mailing any notice hereunder constitutes proof of receipt of such notice.

4. Insured agrees that any payments made and accepted after Policy cancellation shall not constitute reinstatement or obligate Cananwill to request reinstatement of such insurance Policy(ies), and Insured acknowledges that Cananwill has no authority to reinstate coverage, and that such payments may be applied to Insured's indebtedness hereunder.

5. Insured agrees not to assign the Policy(ies) except for the interest of mortgagees or loss payees, without the written consent of Cananwill. Cananwill may assign this Agreement without Insured's consent, and all rights conferred upon Cananwill shall inure to Cananwill's successors and assigns.

6. Except in KY and VT, Insured agrees to pay a fee of $15.00 in the event of a dishonored check. ($5.00 in CA; $10 in AZ, MA, MD, OH, VI; $7.50 in NV, not to exceed Cananwill's cost in NJ).

7. An Event of Default occurs when the Insured does not pay any installment according to the terms of this Agreement or (except in MD) fails to comply with any of the terms of the Agreement or (except in MD) if any of the Policies are cancelled for any reason. If an Event of Default occurs and after giving notice as required by law, all amounts due under this Agreement become immediately due and payable and the Insured is liable for all amounts described herein, including any unpaid balance remaining after application of the unearned premiums. If an Event of Default occurs, Cananwill may at its option pursue the following remedies:

- After proper notice has been given as required by law, Cananwill may immediately cancel the Policy(ies) and collect any unearned premiums or other amounts payable under said Policies. Unearned premiums shall be payable to Cananwill only.

- Cananwill may take all necessary actions to enforce payment of this debt. To the extent not prohibited or limited by applicable law, Cananwill is entitled to collection costs and expenses incurred while enforcing its rights under this Agreement and to reasonable attorney's fees if this Agreement is referred to an attorney who is not a salaried employee of Cananwill for collection or enforcement (not permitted in KY; total of collection costs and attorney's fees is limited to 20% of the unpaid balance in AZ, FL, MO, MS, NH, NV, NY, VI; 15% of unpaid balance in TN; 25% of unpaid balance in VT).

- Except in AK, KY, MI, NC, VT and the other states listed herein, after cancellation, Insured agrees to pay interest on the unpaid balance (calculated according to the Rule of 78's (actuarial method in AR, AZ, CA, NJ, OR, PA; short rate method in SC) as of the schedule due date of the first delinquent payment leading to cancellation of the Policies) at the rate of 1% per month (in AR, NM, TX, at the Annual Percentage Rate stated on page one), or at the highest rate permitted by law, whichever is less, until the entire balance of this loan is paid in full. In MA, Insured agrees to pay interest at the rate of 1% per month on the difference between the unpaid balance on the date of cancellation (computed according to the actuarial method) and the unearned premiums received by Cananwill on the cancelled Policies, for the period from the date of cancellation until the balance is paid in full.

- In AL, DC, DE, IL, KS, NY and WA, after cancellation, Insured agrees that Cananwill may recompute the total finance charge due under this Agreement on the original amount financed, at the rate and in the manner described in this paragraph from the first effective date of the Policies through the last originally scheduled installment date, and Insured agrees to pay this amount, subject to the provisions on prepayment in full. That rate, stated as a dollar amount per year for each $100 of amount financed is as follows:
     $9 in AL, DE; $10 in DC, IL, WA; $12 in KS; $14 in NY.

- Cananwill may offset and deduct from any amounts Cananwill owes to Insured with respect to any Policies financed hereunder, any amounts which Insured owes to Cananwill under this or (except in KY, MD, NC and TX) any other agreement.

8. Insured agrees to pay a non-refundable service fee of $10 in AK, AZ, CT, DE, KS, LA, MO, NY, PA, WA, WI; $12 in NJ; $12.50 in MT; $15 in AL, KY, NC, RI, SC, TN, VA; $16 in MA; $18 in MI; $20 in DC, FL, GA, MD, MN, OH; $25 in CO, HI, IA, ID, IN, ME, NE, ND, NV, OK, SD, UT, VI, WV, WY; the lesser of $50 or 10% of the amount financed in OR. In CA, the minimum finance charge is $25. In IL, the non-refundable service charge is $20 if the amount financed is less than $500, $30 if the amount financed is $500 or more but less than $1,000, or $40 if the amount financed is over $1,000. In NJ, if this loan is prepaid in full, Insured agrees to pay an additional charge of $20 of any loan of $2,000 or less, 1% of the loan for loans over $2,000 up to and including $5,000 and $100 on loans over $5,000.

9. Insured agrees to pay a cancellation charge of $5 in TN, VI; $10 in MN, ND, OH; $15 in AL, AZ, GA, MO, MS, RI, WI; $25 in CO, HI, IA, ID, IN, LA, ME, NE, OK, SD, UT, WV, WY; the greater of 2% of the unpaid balance or $5 in MA; the difference between the delinquency charge assessed and; $5 in DE, MI, MT, NJ, NY, OR, WA; $10 in DC; $15 in NH; $100 in MD.

10. Insured agrees to pay promptly to the insurer any additional premiums due on the Policies.

11. The Agent is not the agent of Cananwill and the Agent cannot bind Cananwill. Cananwill is not the Agent of any insurer and is not liable for any acts or omissions of any insurer. Insured acknowledges that it has chosen to do business with the Agent and the insurance companies issuing the Policies, and that the insolvency, fraud, defalcation or other action or failure to act by any of them shall not relieve or diminish Insured's obligations to Cananwill hereunder.

12. Except in MD, and if not prohibited by applicable law, Cananwill may insert the name of the insurer, policy numbers and first installment due date if omitted and if policy has not been issued at the time of signature.

13. This Agreement shall have no force or effect until accepted by Cananwill. All rights and remedies in this Agreement are cumulative and not exclusive. If any part of this Agreement is determined to be invalid or unenforceable, the remaining provisions of this Agreement shall continue to be in full force and effect. Neither Cananwill nor its assignee shall be liable for any loss or damage to the Insured by reason of failure of any insurance company to issue or maintain in force any of the Policies or by reason of the exercise by Cananwill or its assignee of the rights conferred herein. This Agreement constitutes the entire Agreement between Cananwill and Insured and may not be modified except as agreed upon in writing. Cananwill's acceptance of late or partial payments shall not be deemed a waiver by Cananwill of any provisions of this Agreement, and Cananwill is entitled to require Insured to strictly comply with the terms hereof. Except in AR, this Agreement is governed by the law of the state of the Insured's address shown on page one of this Agreement. In AR, this Agreement is governed by the law of the state where this Agreement is accepted by Cananwill. If any amount contracted for or received by Cananwill is determined to violate any law or regulation Cananwill may return such prohibited amount to Insured without any further liability therefor (waiver of liability not applicable in KY).

14. Insured represents and warrants that the proceeds of this loan are to be used to purchase insurance for other than personal, family or household purposes and that all information provided herein or in connection with this Agreement is true, correct, complete and not misleading.

15. CALIFORNIA RESIDENTS ONLY: FOR INFORMATION CONTACT THE DEPARTMENT OF CORPORATIONS, STATE OF CALIFORNIA.
Insured agrees that, in accordance with Section 18608 of the California Financial Code, Cananwill's liability to Insured upon the exercise of Cananwill's authority to cancel the Policies shall be limited to the amount of the principal balance of this loan, except in the event of Cananwill's willful failure to mail the notice of cancellation required under California law.

IN CONNECTION WITH THE POLICIES SCHEDULED ON PAGE ONE, THE AGENT REPRESENTS AND WARRANTS TO CANANWILL, ITS SUCCESSORS AND ASSIGNS THAT:

1. Deposit premiums are not less than the anticipated premiums to be earned for the full terms of the Policies.

2. All of the scheduled Policies or bonds in this Agreement are cancellable by standard short rate or pro-rata tables.

3. When cancellation is requested by Insured or by Cananwill, none of the Policies require advance notice of cancellation to any party, other than any notice required to be given by Cananwill, and there are no audit or reporting form policies, Policies subject to retrospective rating or to minimum earned premiums except as indicated in the Schedule of Policies.

4. We are the authorized policy issuing Agent of the insurance companies or the broker placing the coverage directly with the insurance company on all Policies except as indicated in the Schedule of Policies.

5. The Insured(s) signature(s) on both pages one and two hereof are genuine, the Insured has not paid for the scheduled Policies other than as described herein, the Insured(s) have received a copy of this Agreement, this Agreement is valid and enforceable and there are no defenses to it. The scheduled Policies are in full force and effect and the premiums indicated are correct for the term of the Policies, and all other information relating to the Policies and the Insured is complete and correct. None of the Policies have been financed on an installment payment plan provided by the insurance company(ies), or are noncancellable policy(ies), or policies written for a term of less than one year. The Agent recognizes the Insured's assignment of the unearned premiums and upon cancellation of any of the scheduled Policies agrees to pay promptly any unearned commissions to Cananwill and to pay to Cananwill the unearned premiums immediately upon receipt. Agent shall not deduct any amounts which Insured owes to Agent from any amounts owing to Cananwill hereunder. The Policies are not for personal, family or household purposes.

6. A proceeding in bankruptcy, receivership or insolvency has not been instituted by or against the Insured or if the Insured is the subject of such a proceeding, it is noted on the Agreement in the space in which the Insured's name and address is placed.

7. If the Agreement has been signed by the Agent on behalf of the Insured, the Agent has the authority to act in this capacity and the Agent has provided the Insured with a complete copy of this Agreement.

8. There are no exceptions to the Policies financed other than those indicated, and the Policy(ies) comply with Cananwill's eligibility requirements.

9. The Cash Down Payment, and any installments due from the Insured which Agent has agreed to collect, have been collected from the Insured.

10. Agent is not an agent of Cananwill and is not authorized to bind Cananwill and has not made any representation to the contrary.

The Agent agrees to promptly remit all funds received from Cananwill and the Insured for the financed Policies and due to the insurance company(ies) issuing such Policies. Agent shall be liable to Cananwill for any losses, costs, damages or other expenses (including attorney's fees) incurred by Cananwill or its assignee as a result of or in connection with any untrue or misleading representation or warranty made by Agent hereunder, or otherwise arising out of the breach by Agent of this Agreement. Agent shall promptly notify Cananwill of any unpaid increased premiums for the Polices.

Signatures: Insured /s/  Illegible                     Date 9-9-02
           -------------------------------------            -------------------

Agent                                                  Date
     -------------------------------------------            -------------------